Exhibit 10.12
CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.
COLLABORATION AGREEMENT
THIS COLLABORATION AGREEMENT (the “Agreement”) is effective as of July 28, 2022 (the “Effective Date”), by and between Klaviyo, Inc., a Delaware corporation (“Klaviyo”), and Shopify Inc., a Canadian corporation (“Shopify Inc.”), Shopify International Limited, a private company incorporated in Ireland (“Shopify Ireland”) and Shopify Commerce Singapore PTE. LTD., a private company limited by shares incorporated in Singapore (“Shopify Singapore” and collectively with Shopify Inc. and Shopify Ireland, “Shopify”). Klaviyo and Shopify are referred to herein individually as a “Party” or together as the “Parties”.
RECITALS
WHEREAS, Klaviyo and Shopify desire to collaborate as part of a strategic relationship for the purposes of (a) creating greater interoperability between the Parties’ applications and promoting accurate, centralized customer data and analytics as part of such interoperability with [***] Data (as defined below) syncing via the Event Publishing API (as defined below), and Admin API (as defined below) (or any of their equivalent or successor(s)) (the “Interoperability Purpose”), and (b) forming a strategic product, distribution and marketing relationship, in each case as further described herein;
WHEREAS, in connection with this Agreement, the Parties are entering into a separate Revenue Sharing Agreement, Stock Purchase Agreement and Warrant Agreements, in each case concurrently with the execution of this Agreement;
WHEREAS Shopify Inc. owns 100% of the issued and outstanding equity of each of Shopify Ireland and Shopify Singapore;
WHEREAS each of Shopify Inc., Shopify Ireland, and Shopify Singapore are engaged in the e-commerce business, including making available to Merchants (as defined below) or supporting, as the case may be, the Shopify Platform (as defined below) and all improvements and modifications developed thereafter (the “Shopify Business”); and
WHEREAS, within the Shopify Inc. group of Affiliates, the exclusive right to use the Intellectual Property Rights (as defined below) associated with the Shopify Business (“Shopify IP”) is allocated by region as follows: (i) Shopify Inc. has the exclusive rights to use, sell, assign, transfer, license, reproduce or otherwise exploit any or all of the rights to Shopify IP in Canada and the United States of America region; (ii) Shopify Singapore has the exclusive rights to use, sell, assign, transfer, license, reproduce or otherwise exploit any or all of the rights to Shopify IP in the Asia and the Pacific Region (excluding any country in North America and South America) region; and (iii) Shopify Ireland has the exclusive rights to use, sell, assign, transfer, license, reproduce or otherwise exploit any or all of the rights to Shopify IP in the rest of the world region.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth, the Parties agree as follows:
ARTICLE I
DEFINITIONS
Capitalized terms used but not defined in this Agreement will have the meanings ascribed to them in the Partner Agreement. For purposes of this Agreement, the following definitions shall apply to the terms set forth below wherever they appear:
Section 1.1    “Admin API” means a Shopify API that, as the primary way that Apps interact with Shopify, allows partners, such as Klaviyo, to add their own features to the Shopify user experience (and any successor(s) thereto).
Section 1.2    “Affiliate” means any entity that directly or indirectly controls, is controlled by or is under common control with a Party.
Section 1.3    “API Terms” means the Shopify API License and Terms of Use, as amended from time to time, available at: https://www.shopify.com/legal/api-terms.
Section 1.4    “Change of Control” means, with respect to a Party, where: (i) such Party, whether directly or indirectly, or in a single transaction or series of related transactions, merges with, consolidates with, or is acquired by a Third Party; (ii) all or substantially all of such Party’s assets are transferred to a Third Party; or (iii) a Third Party acquires beneficial ownership of a majority interest of the voting power or voting capital or other equity interest of such Party.
Section 1.5    “Events Publishing API” means a Shopify API that allows partners, such as Klaviyo, to stream events in real-time into a Merchant Store Admin, the purpose of which is for partners, such as Klaviyo, to be able to push events into a Merchant Store Admin to seed features in Merchant Store Admin including automations, segmentation, personalization, analytics, and attribution (and any successor(s) thereto).
Section 1.6    “Integration Requirements” means the written implementation, integration and operation guidelines, specifications and other documentation and requirements, including data sharing requirements, for Partner’s integration with the Shopify Platform, including any specifications or requirements and any Klaviyo APIs or Shopify APIs, mutually agreed upon by the parties in writing.
Section 1.7    “Intellectual Property Rights” means (i) inventions, improvements, patents (including all reissues, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof) and patent applications, (ii) Trademarks, (iii) works of authorship and copyrights and all rights related thereto, (iv) confidential and proprietary information, including trade secrets, know-how, processes, methods, procedures, data, and databases, (v) software (in both source code and object code forms), (vi) all other intellectual property and proprietary rights throughout the world, and (vii) all registrations and applications for registration and other intellectual property rights in or appurtenant to any of the foregoing.
Section 1.8    “Klaviyo Platform” means the customer data and marketing automation platform made available by Klaviyo on https://www.klaviyo.com/.
Section 1.9    “Laws” means all laws, statutes, regulations, orders, or other governmental rules.

Section 1.10    “Merchant Store Admin” has the meaning set forth in the API Terms, including any related marketplace or successor(s) thereto.
Section 1.11    “Partner Agreement” means the Shopify Partner Program Agreement, as amended from time to time, available at: https://www.shopify.ca/partners/terms.
Section 1.12    “pixel” means a snippet of code that is delivered to a webpage by a third party server to allow the third party server to record information such as the IP address of the user’s computer, URL of the page and/or time the page was viewed.
Section 1.13    “Pixel API” means a Shopify API that allows partners, such as Klaviyo, to publish and subscribe to events client-side on the merchant’s online store. These events may be used for automations, segmentation, personalization, analytics, attribution (and any successor(s) thereto).
Section 1.14    “Representative” means an employee, manager, officer, director, consultant, independent contractor, successor, assign or agent of a Party.
Section 1.15    “Shop Pay Wallet API” means the Shopify API made available by Shopify for its so-called ‘Shop Pay’ functionality, as described as of the Effective Date at https://www.shopify.com/shop/shop-pay (and any successor(s) thereto).
Section 1.16    “Shopify App Store” has the meaning set forth in the Partner Agreement as of the Effective Date (and any successor(s) thereto).
Section 1.17    “Shopify Platform” means the e-commerce platform made available by Shopify on https://www.shopify.com/.
Section 1.18    “Shopify Plus” or “Plus” has the meaning set forth in the Partner Agreement, as further described as of the Effective Date at https://www.shopify.com/plus/about (and any successor(s) thereto).
Section 1.19    “Shopify Plus Certified App Program” means the program provided by Shopify for the Shopify Platform to support large Merchants, as further described as of the Effective Date at https://help.shopify.com/en/partners/plus-certified-app-program (and any successor(s) thereto).
Section 1.20    [***].
Section 1.21    “SMS” means a short message service consisting of a text message transmitted from one mobile phone to another.
Section 1.22    “Third Party” means any person or entity that is not a Party or an Affiliate of a Party.
Section 1.23    “Trademarks” means all trademarks, service marks, trade dress, logos, trade names, business names, product names and other source or business identifiers of a Party, including all goodwill associated with any of the foregoing.

ARTICLE II
DATA INTEROPERABILITY; GRANT OF RIGHTS
Section 2.1    Data Interoperability. For the Interoperability Purpose, Klaviyo will share with Shopify [***], in each case (i) within a commercially reasonable period of time following such time at which it becomes technically feasible to provide such data, and (ii) solely with respect to [***] unless such [***] (collectively, the “[***] Data”). The [***] Data will be provided to Shopify via APIs (e.g., the Events Publishing API (when available), and [***] or as otherwise mutually agreed, and, along with [***]. Without limiting the generality of the foregoing, Klaviyo will provide Shopify with access to, rights to, and use of [***] in accordance with the Integration Requirements (set forth as Exhibit J (currently referred to as the “[***]”)), as may be updated by the Parties from time to time by mutual written agreement. Throughout the term of this Agreement, the corresponding teams from Shopify and Klaviyo shall meet as required to discuss and agree upon modifications to the Integration Requirements and associated roadmap. In addition, Klaviyo and Shopify will notify and discuss with one another when new [***] data points are available and discuss whether such [***] data shall be shared to ensure the Interoperability Purpose is upheld. If the parties agree to exchange such new [***] data, the parties will agree on a reasonable timeline and process for enabling the exchange. In furtherance of the objectives of this Section 2.1, the Parties shall establish mutually agreed processes in accordance with and subject to all applicable Laws and contractual requirements [***], which processes shall (a) be designed to prevent data integrity issues for [***], (b) include default rules regarding the data sent by Klaviyo, (c) notify such [***] with respect to their applicable data and (d) provide such [***] with the right and ability to opt-out from the sharing of their data as appropriate and in accordance with all applicable Laws and contractual requirements.
Section 2.2    Grant of Rights to Shopify for Licensed Data; Restrictions. During the Term of this Agreement, Klaviyo may [***] Data (“[***]”). Klaviyo will inform Shopify in the event [***] it as such. During the Term of the Agreement, Klaviyo hereby grants to Shopify a [***] for the Interoperability Purpose. Shopify will not, directly or indirectly, [***] set forth above.
Section 2.3    Access to [***]. Shopify shall provide Klaviyo [***] and provided Klaviyo complies with data sharing milestones in accordance with Exhibit J, [***]. In addition, Shopify agrees to provide Klaviyo with non-exclusive rights and [***] access to all marketing Shopify APIs developed, in development, or to be developed by Shopify, when available.
Section 2.4    Ownership; No Implied Rights. As between Shopify and Klaviyo, Klaviyo retains sole and exclusive ownership of the Licensed Data and any modifications or derivatives thereof, including any usage data resulting from such Licensed Data, and Shopify acknowledges that it shall acquire no rights, title or interest to any of the foregoing, except for the license rights expressly granted in this Agreement. Unless otherwise explicitly provided in this Agreement, each Party shall retain and reserve all rights in and to such Party’s Intellectual Property Rights, and nothing in this Agreement shall be construed as granting either Party any right or license under any Intellectual Property Right of the other Party, by implication, estoppel or otherwise, except as expressly set forth in this Agreement.
Section 2.5    Data Security. Both Parties shall comply with their respective contractual obligations to [***] of Klaviyo and Shopify and all applicable privacy and other Laws relating to the protection, collection, use, or distribution of data under this Agreement, including but not limited to the Licensed Data and [***] Data. Further, Shopify shall secure the Licensed Data from unauthorized access, use, disclosure or loss using industry standard security practices and technologies and as otherwise required by applicable Laws and the requirements set forth in Exhibit E.

Section 2.6    Audit Rights. Shopify shall keep and maintain complete, detailed, and accurate books and records documenting its compliance with this Agreement, including the requirements set forth in Exhibit E. During the Term and for [***] thereafter, and no more than [***], for the purpose of verifying Shopify’s compliance with respect to its obligations regarding Licensed Data, Klaviyo shall have the right to audit such records during normal business hours at such time as is specified by Klaviyo provided that Klaviyo gives to Shopify written notice thereof at least seven (7) days prior to the commencement thereof. In the event Klaviyo uses an agent to perform the audit, the agent will enter into a confidentiality agreement with Shopify. The scope and method of the audit will be as agreed upon by the Parties. Each Party shall bear its own costs and expenses in connection with such audit.
Section 2.7    Trademark Rights. Subject to the terms of this Agreement, each Party grants to the other Party the right to use and display its Trademarks in connection with the activities contemplated by this Agreement and the Partner Terms (as defined below). All such use of the Trademarks shall be in accordance with such Party’s trademark usage guidelines as provided by a Party from time to time. Neither Party will register or take other action with respect to any Trademark of the other Party anywhere in the world. All goodwill in the Trademarks will inure for the sole benefit of the owner.
ARTICLE III
PRODUCT COLLABORATION AND MARKETING
Section 3.1    Klaviyo Access Rights. Shopify will grant Klaviyo [***] access to (i) Shopify’s [***], (ii) Shopify APIs, (iii) product feedback, and (iv) long-term feature interoperability and joint development exploration between the Parties.
Section 3.2    Feedback. In the event a Party provides the other Party with any input, comments, suggestions or other feedback regarding such other Party’s business, products or services in connection with the activities contemplated under this Agreement (collectively “Collaboration Agreement Feedback”), the Party providing Feedback hereby grants such other Party a non-exclusive, perpetual, irrevocable, worldwide, transferable, sublicensable (including through multiple tiers), fully paid, royalty-free right and license to use, publish, disclose, perform, copy, make, have made, use, modify, create derivative works, distribute, sell, offer for sale and otherwise exploit such Feedback in any manner and via any media; provided that the foregoing license excludes any rights to the granting Party’s patents, trademarks, or trade secrets. For the avoidance of doubt, in respect of any Feedback that is not Collaboration Agreement Feedback, the Parties otherwise retain the rights and obligations as set out under Section 9.11 (Feedback) of the Partner Agreement.
Section 3.3    Strategy Meetings. In order to discuss and agree upon [***], each Party shall provide Representatives, consisting of relevant stakeholders [***] from the areas of [***], to meet and confer on a regular cadence as is practical in the circumstances (in no event [***] in respect of [***]) with the good-faith intent of working together to promote [***].
Section 3.4    Appointment of Representatives. Each Party shall respectively appoint a Representative as a point-of-contact to facilitate ongoing communication and collaboration between the Parties. The Parties shall also appoint an executive sponsor to oversee the success of the strategic relationship.
Section 3.5    Joint Marketing Plan; Announcements. The Parties shall agree upon and maintain a joint marketing plan as of the Announcement (as defined below) of their strategic relationship, which shall include [***]. Unless otherwise required by applicable Laws, any public announcement related to the Parties’ strategic relationship, including any press release or any other public statements, issued or made throughout the Term (“Announcement”), including any GTM or product Announcements, shall be joint and must be approved in writing by both Parties; provided, however, that a Party’s prior approval shall not be required for, disclosure of any such information a Party reasonably believes is necessary to comply with applicable securities laws or to comply with or minimize the application of applicable tax and tax withholding laws or as may otherwise be required by applicable stock exchange rules. Following the distribution of any Announcement, either Party shall be entitled to reuse some or all of the content of such Announcement for future publicity and disclosure without the need to first obtain consent from the other Party.
ARTICLE IV
IN-PRODUCT DISTRIBUTION AND DISCOVERY
Section 4.1    Shopify Obligations. Shopify agrees that, during the Term, Klaviyo will be the recommended email solution provider in the Merchant Store Admin for all Shopify Plus Merchants. In connection therewith, Shopify will use best efforts in working with Klaviyo to perform the obligations set forth in Exhibit C.
Section 4.2    Email Marketing. [***].
ARTICLE V
GO-TO-MARKET DISTRIBUTION
Section 5.1    Shopify Obligations. In addition to the obligations set forth in Article 4, Shopify will reinforce Klaviyo’s preferred status, including through the commitments set forth in Exhibit D.
Section 5.2    GTM Plan. Promptly following the execution of this Agreement, the Parties will agree on specifics for a GTM plan for 2022, including the commitments set forth in paragraph (b) of Exhibits C and D, which will include [***]. Following 2022, the Parties will [***]. For the avoidance of doubt, the Parties will use best efforts to [***] set forth in paragraph (b) of Exhibits C and D [***].
ARTICLE VI
SMS
Section 6.1    Shopify Obligations. As part of Shopify’s open ecosystem approach to SMS, and subject in each case to Klaviyo’s ability to meet merchant requirements, Shopify will provide Klaviyo with access to SMS product opportunities and Shopify APIs that are [***], including:
(a)    access to [***];
(b)    access as [***]; and
(c)    enabled [***], once launched.
Section 6.2    [***] Status. [***].

ARTICLE VII
OTHER COMMITMENTS
Section 7.1    Other Agreements. At the time of execution of this Agreement, the Parties shall enter into the Revenue Sharing Agreement, Stock Purchase Agreement and Warrant Agreements attached hereto as Exhibits F, G, and H, respectively.
Section 7.2    Shopify Terms. Klaviyo and Shopify have previously entered into the Partner Agreement and API Terms, which were subsequently amended by the Parties in accordance with the Amending Agreement No. 1, dated April 13, 2020 (“Amendment No. 1”), and the Addendum to the Partner Terms, dated May 1, 2020 (the “Plus Addendum”, collectively, the “Partner Terms”). The Parties agree that the Partner Terms apply to and form part of this Agreement, and are hereby amended in accordance with Exhibit I. In the event of any conflict or inconsistency between the Partner Terms and this Agreement, this Agreement shall prevail to the extent necessary to resolve any such conflict or inconsistency.
Section 7.3    Exemption from [***] Requirements. For the [***] of the Term, Klaviyo shall not be required to [***]. For the avoidance of doubt, the aforementioned exemption shall not in any way modify, limit or affect Shopify’s commitments set forth in this Agreement or Klaviyo’s access to [***]. After the [***] of the Term, the Parties may wish to [***]. In such a case, the Parties will discuss in good faith [***].
ARTICLE VIII
CONFIDENTIAL INFORMATION
Section 8.1    Any information that is not generally known by the public relating to the disclosing Party of which the receiving Party becomes aware as a consequence of, or in relation to, the performance of its obligations or rights under this Agreement, or disclosure by either Party in connection with this Agreement and the activities contemplated hereunder (i) that is disclosed in written form and that is clearly labeled as proprietary, confidential or with words of similar meaning; (ii) that is disclosed orally or visually and that is identified as proprietary or confidential at the time of its disclosure and is summarized in a writing sent by the disclosing Party to the other Party within thirty (30) days of such disclosure; or (iii) that, due to its nature or the circumstances of disclosure, would reasonably be deemed confidential, shall be deemed Confidential Information in accordance with Section 6 of the Partner Agreement and subject to the obligations set forth therein. The terms and conditions of this Agreement will be deemed the Confidential Information of both Parties. In the event that the receiving Party is required by law to disclose any of the disclosing Party’s Confidential Information, the receiving Party shall promptly notify the disclosing Party of this and shall cooperate with the disclosing Party to the extent practicable so as to seek to limit the information disclosed to the information the receiving Party is advised by counsel is required by law to be disclosed and will, to the extent practicable, and at the receiving Party’s expense, as applicable, seek to obtain a protective order over, or confidential treatment of such information.
Section 8.2    The receiving Party acknowledges that it may receive from the disclosing Party certain information that may be considered “material nonpublic information” under federal securities laws, regulations and related guidance (including the Securities and Exchange Act of 1934, as amended); provided that nothing in this Agreement (including any terms referenced herein) shall require either Party to share any “material nonpublic information” with the other Party, as determined by the disclosing Party in its reasonable discretion. To the extent a Party receives any “material nonpublic information,” the receiving Party represents and warrants that it will not: (a) purchase or sell, directly or indirectly, any securities of any company while in possession of relevant material nonpublic information relating to such company received from the disclosing Party or others in connection herewith; or (b) communicate any such material nonpublic information to any other person in which it is reasonably foreseeable that such person is likely to (i) purchase or sell securities of any company with respect to which such information relates, or (ii) otherwise directly or indirectly benefit from such information. Without limiting any of the confidentiality and insider trading obligations included in this Agreement, the receiving Party shall not discuss any of the disclosing Party’s Confidential Information obtained by the receiving Party with any financial, securities or industry analyst or with the media without the written agreement of the disclosing Party.
ARTICLE IX
REPRESENTATION AND WARRANTIES
Section 9.1    Representations and Warranties. Each Party represents and warrants that: (a) it is an entity duly organized, validly existing, and in good standing under the laws of its place of incorporation and has full corporate power and authority to own its properties and to conduct its businesses with which it is now engaged; (b) it has full corporate power and authority to execute and deliver this Agreement, and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor; (c) it will comply with all applicable Laws with respect to its activities hereunder, (d) it has obtained and is in compliance with all licenses, permits, memberships, consents and authorizations required to perform all its obligations under this Agreement and any other agreements that must be executed to properly give effect to this Agreement, each of which shall be maintained at all times during the Term, and (e) there is no pending, nor to each Party’s knowledge, threatened, suit, action, arbitration or other proceedings of a legal, administrative or regulatory nature, or any governmental investigation, against it or any of its Affiliates or any officer, director or employee that has not been previously disclosed in writing and that would materially or adversely affect its financial condition or its ability to perform its obligations under or in connection with this Agreement.
Section 9.2    Disclaimers. THE LICENSES AND RIGHTS GRANTED IN THIS AGREEMENT ARE PROVIDED “AS-IS”. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, EACH PARTY DISCLAIMS ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER (INCLUDING WITH RESPECT TO ITS OWN PRODUCTS AND SERVICES), EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT, AND ANY WARRANTIES ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE.
ARTICLE X
INDEMNIFICATION AND LIMITATIONS OF LIABILITY
Section 10.1    Indemnification. Each Party (the “Indemnifying Party”) shall defend, indemnify and hold harmless the other Party and its Affiliates, and their respective partners, agents, officers, directors and employees (each an “Indemnified Party”), from any and all damages, liability, losses, settlement, attorneys’ fees, costs, and expenses payable to a Third Party as a result of a Third Party claim, action or suit (“Third Party Claim”) resulting from (i) any gross negligence, fraud or willful misconduct by the Indemnifying Party in carrying out the terms of this Agreement or the Partner Terms, (ii) any infringement or misappropriation of any Third Party Intellectual Property Rights by the Indemnifying

Party’s products or services in connection with this Agreement or the Partner Terms, (iii) any violation of applicable Laws by the Indemnifying Party, (iv) a breach of the Indemnifying Party’s obligations under Section 2.5 (Data Security) or Article 8 (Confidentiality) of this Agreement, Article 6 (Confidentiality) of the Partner Agreement or Article 12 (Confidentiality) of the API Terms; (v) where Klaviyo is the Indemnifying Party, (a) a Merchant’s use of any Klaviyo Application or the Klaviyo Platform, including any claim made by customs or tax authorities, or (b) any data breach that occurs on any Klaviyo or Klaviyo Affiliate information system, that directly affects Shopify’s Confidential Information; and (vi) where Shopify is the Indemnifying Party, (a) a Merchant’s use of the Service or the Shopify Platform, including any claim made by customs or tax authorities, or (b) any data breach which occurs on any Shopify or Shopify Affiliate information system which directly affects Klaviyo’s Confidential Information. Upon the reasonable request of either Klaviyo or Shopify, each Party shall provide the other Party any document related to tax or similar charges reasonably requested that it is legally eligible to provide and both Parties will work together in order to reduce or eliminate withholding taxes, if applicable. If Klaviyo is required to make a withholding payment for or on account of any tax or similar charge under applicable law in connection with delivery of the Warrants, Klaviyo shall deliver to Shopify the original or a certified copy of a receipt evidencing its payment. Notwithstanding anything to the contrary, if any such withholding is required by applicable law in connection with the Warrants, Shopify shall indemnify and hold harmless Klaviyo and its affiliates for any such taxes and any associated interests and penalties.
Section 10.2    Indemnification Procedure. The Indemnified Party shall (i) give written notice to the Indemnifying Party promptly after learning of any Third Party Claim, (ii) tender the defense and settlement of such claim to the Indemnifying Party (provided that the Indemnifying Party may not settle any claim without the Indemnified Party’s prior written consent, not to be unreasonably withheld), and (iii) provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s reasonable expense, in connection with the defense and settlement of such claim.
Section 10.3    Limitation of Liability.
(a)    IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF USE, PROFITS, GOODWILL, REVENUE OR DATA, OR BUSINESS INTERRUPTION OR THE COST OF PROCURING SUBSTITUTE SERVICES OR OTHER ECONOMIC LOSS, OR DAMAGES.
(b)    EXCEPT AS SET FORTH IN SECTIONS 10.3(c) OR SECTION 10.3(d), EACH PARTY’S AGGREGATE LIABILITY UNDER, OR OTHERWISE IN CONNECTION WITH, THIS AGREEMENT SHALL BE CAPPED AT USD $[***] (THE “GENERAL LIABILITY CAP”).
(c)    THE FOREGOING LIMITATION IN SECTION 10.3(b) SHALL NOT APPLY IN THE EVENT THAT, WITHIN ONE YEAR OF THE EFFECTIVE DATE, SHOPIFY SUBSTANTIALLY AND WILLFULLY FAILS TO MEET ITS MATERIAL OBLIGATIONS UNDER THIS AGREEMENT (WHICH FAILURE REMAINS UNCURED WITHIN THIRTY (30) DAYS FROM WRITTEN NOTICE BY KLAVIYO) (AN “ENHANCED BREACH”), PROVIDED THAT, IN ADDITION TO THE RIGHT OF CANCELLATION OF UNVESTED WARRANT SHARES SET FORTH IN THE WARRANT AGREEMENTS ATTACHED HERETO AS EXHIBIT H, KLAVIYO MAY PURSUE A CLAIM FOR DAMAGES UP TO [***] OF EQUIVALENT SHARES OF WARRANT STOCK, PROVIDED FURTHER THAT, FULLY IN LIEU OF PAYMENT OF MONETARY DAMAGES FOR SUCH ENHANCED BREACH, SHOPIFY MAY INSTEAD FORFEIT

TO KLAVIYO THE NUMBER OF EQUIVALENT SHARES OF WARRANT STOCK WITH [***]. “EQUIVALENT SHARES OF WARRANT STOCK” MEANS [***] SHARES OF WARRANT STOCK (WHETHER OR NOT ACTUALLY EXERCISED). THE FOREGOING SHALL BE CUMULATIVE WITH RESPECT TO THE GENERAL LIABILITY CAP. THE PARTIES FURTHER EXPRESSLY ACKNOWLEDGE AND AGREE THAT THE FOREGOING IS NOT A PENALTY AND IS AGREED UPON FOR THE MUTUAL CONVENIENCE OF THE PARTIES AS DAMAGES MAY BE DIFFICULT TO ASCERTAIN.
(d)    Exclusions. THE LIMITATIONS OF LIABILITY SET FORTH IN THIS SECTION SHALL NOT APPLY TO (A) EITHER PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT; (B) EITHER PARTY’S BREACH OF ARTICLE 8, OR (C) A PARTY’S GROSS NEGLIGENCE, FRAUD OR WILLFUL MISCONDUCT.
(e)    Acknowledgement. THE FOREGOING LIMITATIONS OF LIABILITY SHALL APPLY (I) REGARDLESS OF THE FORM OR THEORY ON WHICH A CLAIM OR ACTION IS BASED, WHETHER IN CONTRACT OR IN TORT (INCLUDING NEGLIGENCE OR RELIANCE), PRODUCT LIABILITY OR OTHERWISE; (II) EVEN IF SUCH PARTY KNOWS OR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (III) NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED FOR IN THIS AGREEMENT. THE EXISTENCE OF MORE THAN ONE CLAIM OR EVENT FROM WHICH LIABILITY ARISES WILL NOT ENLARGE THE AGGREGATE LIMITS SET FORTH ABOVE. THESE AGGREGATE LIMITS ARE GLOBAL LIMITS THAT APPLY COLLECTIVELY (AND NOT INDIVIDUALLY) TO EVENTS GIVING RISE TO LIABILITY OF EACH PARTY.
ARTICLE XI
TERM AND TERMINATION
Section 11.1    Term. This Agreement shall enter into effect on the Effective Date and shall remain in full force and effect for a period of seven (7) years (the “Initial Term”), unless earlier terminated in accordance with this Article 11. Upon expiration of the Initial Term, the term of this Agreement will be automatically renewed for successive one (1) year periods (each, a “Renewal Term,” and collectively with the Initial Term, the “Term”), unless either Party provides written notice of non-renewal to the other Party at least one-hundred eighty (180) days prior to the end of the Initial Term or in the case of a Renewal Term, at least ninety (90) days prior to the end of the then-current Renewal Term.
Section 11.2    Termination for Cause. Either Party may terminate this Agreement, as a whole, by written notice to the other Party if the other Party (a) materially breaches any provision of this Agreement and such breach is not cured within thirty (30) days after written notice thereof is received by the other Party, (b) ceases business operations or becomes insolvent, or a liquidation proceeding under any applicable bankruptcy act is commenced by or with respect to the other Party that is not dismissed within ninety (90) days, (c) is issued, by a court of competent jurisdiction (or other administrative body or regulatory authority empowered to issue such orders), a final order or judgment holding that this Agreement is in violation of, or is prohibited by, applicable Laws, or (d) is so required by an official written order of a regulatory authority.
Section 11.3    Termination for Change of Control. Shopify has the right to terminate this Agreement in the event that Klaviyo undergoes a Change of Control transaction by any of the Third Parties listed in Exhibit B. In order to exercise such termination right, Shopify must provide written notice of termination as of the closing of such Change of Control transaction or within sixty (60) days thereafter.
Section 11.4    Effect of Termination. Upon termination or expiration of this Agreement: (i) all rights and obligations of both Parties under this Agreement, including all licenses granted hereunder, shall immediately terminate, (ii) Shopify will promptly (and within thirty (30) days) return (upon request) in a secure manner, or permanently destroy (and certify as to such destruction) all Licensed Data in its possession, (iii) each Party will cooperate with and assist the other Party in connection with the expedient and orderly wind-down of the activities contemplated hereunder, and (iv) the Parties shall mutually agree upon a communication plan for joint customers regarding the wind-down of the activities contemplated hereunder for any joint customers.
Section 11.5    Survival. In the event of the termination of this Agreement for any reason whatsoever, Article 1, Section 2.4, Section 2.5, Article 8, Section 9.2, Article 10, Article 11.4, Article 12, Article 13, and any provision that ought by its nature to survive shall survive for as long as necessary to effectuate their purposes and shall bind the Parties, their Affiliates and their Representatives.
ARTICLE XII
DISPUTE RESOLUTION
Section 12.1    Governing Law. This Agreement, and any disputes arising out of or in connection with this Agreement, shall be governed by, construed, enforced, and interpreted in accordance with the internal substantive laws of Delaware, without giving effect to any conflicts or choice of laws principles which otherwise might be applicable.
Section 12.2    Legal Expenses. The prevailing party in any legal proceeding brought by one party against the other party and arising out of or in connection with this Agreement shall be entitled to recover its legal expenses, including court costs and reasonable attorney’s fees.
Section 12.3    Dispute Escalation. The Parties recognize that disputes as to certain matters may from time to time arise that relate to any Party’s rights or obligations hereunder and that certain joint activities to be mutually agreed upon or approved hereunder (including the joint marketing plan and GTM/product obligations) constitute principal components of this Agreement. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes and any inability to mutually agree on such activities (collectively, “Disputes”) in an expedited manner by mutual cooperation. To accomplish this objective, the Parties agree to adhere to the following procedures if and when a Dispute arises under this Agreement: by a written notice sent by a Party, any such Dispute will be first referred to the executive sponsors of each Party (the date of such notice, the “Dispute Notice Date”). In the event that such Dispute is not resolved within forty five (45) days of the Dispute Notice Date, any Party may, by written notice to the other, have such Dispute referred to the executive-level employees of each Party (or their designees, which designee is required to have decision-making authority on behalf of such Party), who will attempt to resolve such Dispute for a forty five (45) day period following receipt of such written notice. In the event that such executive-level employees or their designees cannot resolve the Dispute within such 45-day period, either Party may seek any remedy available under applicable law, subject to other terms and conditions of this Agreement. Each Party’s rights to obtain injunctive or equitable relief shall not be subject to this Section 12.3.

ARTICLE XIII
GENERAL PROVISIONS
Section 13.1    Assignment. Neither Party may assign or transfer this Agreement, in whole or in part, without the other Party’s written consent; provided that (and subject to Shopify’s early termination rights in Section 11.3) each Party may assign this Agreement to a successor in connection with a Change of Control without such consent. Any assignment or transfer inconsistent with this Section 13.1 will be null and void. Subject to the foregoing, this Agreement will inure to the benefit of the successors and permitted assigns of the Parties.
Section 13.2    Amendments. This Agreement may be amended or supplemented by additional written agreements, sections, or certificates, as may be mutually determined in writing by the Parties from time to time to be necessary, appropriate, or desirable to further the purpose hereof, to clarify the intention of the Parties, or to add to or modify the covenants, terms, or conditions hereof or thereof only by a written instrument signed by both Parties.
Section 13.3    Counterparts. This Agreement may be signed in any number of counterparts and by the Parties on separate counterparts, each of which when so executed shall be an original, but all counterparts shall together constitute one and the same document.
Section 13.4    Entire Agreement. This Agreement (including its Exhibits and any amendments) contains the entire agreement of the Parties with respect to the subject matter of this Agreement, except for agreements referenced in this Agreement, and supersedes all previous communications, representations, understandings, and agreements, either oral or written, between the Parties with respect to the subject matter hereof.
Section 13.5    Headings; Construction. The headings in this Agreement are for convenience only and will not be construed to affect the meaning of any provision of this Agreement. Any use of the words “include”, “includes”, “including”, or any variation thereof shall always be construed as if followed by the words “without limitation”.
Section 13.6    Notices. Any notice required or permitted to be given under this Agreement shall be given to the other Party in writing and delivered (i) by overnight courier, signature of receipt required, and shall be deemed delivered upon written confirmation of delivery by the courier, if sent to the addresses listed in the signature blocks below or (ii) via e-mail (unless the notice is for termination of this Agreement or in connection with a litigation claim).
Section 13.7    Relationship Between Parties. The Parties shall at all times and for all purposes be deemed to be independent contractors and neither Party, nor either Party’s employees, representatives, subcontractors, or agents, shall have the right or power to bind the other Party. This Agreement shall not itself create or be deemed to create a joint venture, partnership, or similar association between the Parties or either Party’s employees, subcontractors, or agents.
Section 13.8    No Third Party Beneficiaries. Nothing contained in this Agreement is intended to, or will be construed to, confer upon any Third Parties any rights or benefits of any kind, and no such Third Parties will be deemed a third-party beneficiary under this Agreement.
Section 13.9    Remedies Cumulative. A Party’s remedies under this Agreement are cumulative and shall not exclude any other remedy to which the Party may be entitled.

Section 13.10    Severability. If any provision in this Agreement shall be found or be held to be invalid or unenforceable, then the meaning of said provision shall be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it shall be severed from the remainder of this Agreement which shall remain in full force and effect unless the severed provision is essential and material to the rights or benefits received by any Party. In such event, the Parties shall use good faith efforts to negotiate a substitute, valid, and enforceable provision or agreement that most nearly affects the Parties’ intent in entering into this Agreement.
Section 13.11    Sufficiency of Consideration. The Parties jointly and severally represent, warrant, and covenant that each has received full and sufficient consideration for all assignments and other grants made, and obligations undertaken, in this Agreement.
Section 13.12    Waiver. Any waiver of the provisions of this Agreement or of a Party’s rights or remedies under this Agreement must be in writing to be effective. Failure, neglect, or delay by a party to enforce the provisions of this Agreement or its rights or remedies at any time will not be construed and will not be deemed to be a waiver of such Party’s rights under this Agreement and will not in any way affect the validity of the whole or any part of this Agreement or prejudice such Party’s right to take subsequent action.
Remainder of this page intentionally left blank. Signature page to follow.

By their signatures, the authorized representatives of the Parties acknowledge the Parties’ acceptance of this Agreement:

Klaviyo, Inc.		Shopify Inc.

By:	/s/ Landon Edmond	By:	/s/ Amy Shapero

Name: Landon Edmond		Name: Amy Shapero
Title: General Counsel, Chief Legal Officer and Secretary		Title: Chief Financial Officer
Date: July 28, 2022		Date: July 28, 2022

Address for Notice		Address for Notice
125 Summer Street, 6th Floor		151 O’Connor Street, Ground Floor
Boston, MA 02210		Ottawa, Ontario, K2P 2L8
Attn: General Counsel		Attn: Legal Department

Shopify International Limited		Shopify Commerce Singapore PTE. LTD.

By:	/s/ Matthias Matthiesen	By:	/s/ Surabhi Nigam

Name: Matthias Matthiesen		Name: Surabhi Nigam
Title: Director		Title: Director
Date: July 28, 2022		Date: July 28, 2022

Address for Notice		Address for Notice
[***]		[***]
Attn: Legal Department		Attn: Legal Department

[Signature Page to Collaboration Agreement]

EXHIBIT A
KLAVIYO DESIGNEES
[***]

EXHIBIT B
SHOPIFY DESIGNEES
[***]

EXHIBIT C
IN-PRODUCT DISTRIBUTION AND DISCOVERY COMMITMENTS

EXHIBIT D
GTM COMMITMENTS

EXHIBIT E
ADDITIONAL DATA SECURITY REQUIREMENTS

EXHIBIT F
REVENUE SHARING AGREEMENT

EXHIBIT G
STOCK PURCHASE AGREEMENT

EXHIBIT H
WARRANT AGREEMENT

EXHIBIT I
AMENDMENTS TO THE SHOPIFY TERMS

EXHIBIT J
INTEGRATION REQUIREMENTS